Exhibit 99.1 Pioneering a New Era of GPCR Drug Discovery J.P. Morgan Healthcare Conference 2026 January 2026 Nasdaq: SEPN

Forward-Looking Statements This presentation contains express or implied forward‐ looking statements of Septerna, Inc. (the “Company,” “we,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans, estimated R&D program milestones and objectives of management are forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: the continued advancement of our PTH1R agonist program, including the planned initiation of a Phase 1 clinical trial for SEP-479 in the first half of 2026 subject to successful completion of drug product manufacturing and regulatory submissions; the continued advancement of SEP-631, including the potential of SEP-631 to provide a convenient oral treatment option for patients with mast cell-driven diseases (e.g., CSU); the role of MRGPRX2 in mast cell-driven diseases; the completion of the Phase 1 clinical trial for SEP-631 and planned presentation of topline data at AAAAI Annual Meeting in March 2026; the timing, progress and results of conducting our research and development programs, including our plans to advance the TSHR program; the intended and potential benefits of the collaboration with Novo Nordisk, including our ability to jointly discover, develop and commercialize multiple potential oral small molecule therapies for obesity, type 2 diabetes, and other cardiometabolic diseases and the potential resulting milestones and royalties (if any); our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo and ex vivo for multiple programs; the potential of our proprietary Native Complex Platform ; the ability of preclinical observations to successfully translate into clinical outcomes; the size and growth potential of the markets for our current and future product candidates; our expectations regarding strategic plans for our business, product candidates, and technology; the scope of protection we are able to establish and maintain for intellectual property rights covering our Native Complex Platform and our product candidates; our ability to maintain existing collaborations and to identify and enter into future license agreements and collaborations; and the accuracy of our estimates regarding expenses and capital requirements, including our expected cash runway at least into 2029. Such forward-looking statements reflect the current views of the Company and are subject to known and unknown risks and other factors, which are, in some cases, beyond the Company’s control. Risks that contribute to the uncertain nature of the forward- looking statements include those risks and uncertainties set forth in the section titled Risk Factors in our most recent Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. Certain information in this presentation (including market data and statistical information) and statements made orally during this presentation are the good faith estimates of management and have been obtained from various sources (including third-party sources such as independent industry publications, governmental publications, and reports by market research firms), and we do not guarantee the accuracy or completeness of such information. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements, and there can be no assurance as to the reliability or correctness of such projections and actual results may vary materially from those projected. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. © 2026 SEPTERNA 2

Septerna: Pioneering a New Era of GPCR Drug Discovery with Oral Small Molecules

Native Complex Platform™ designed to unlock the full potential of GPCR therapies

Iterative structure-based drug design to rapidly optimize and validate programs in animal models

Portfolio strategy to drive value creation

Validated targets + early clinical readouts + multi-billion $ market opportunities

Well-capitalized

Cash runway expected to support operating plans at least into 2029

Lead Programs

SEP-479 PTH1R Agonist: Potential first-in-class oral small molecule for hypoparathyroidism; Phase 1 clinical trial initiation anticipated in 1H 2026

SEP-631 MRGPRX2 NAM: Pipeline-in-a-product opportunity for mast cell-driven diseases (e.g., CSU); Phase 1 SAD/MAD results anticipated at AAAAI Annual Meeting in March 2026

Discovery Stage

TSHR NAM: Potential disease-modifying treatment for Graves' disease and TED; progressing multiple lead compounds toward development candidate selection

Incretin Receptor Agonists: Potential multi-billion $ collaboration with Novo Nordisk for oral small molecules for metabolic diseases

© 2026 SEPTERNA

GPCR: G protein-coupled receptor; NAM: negative allosteric modulator; TED: thyroid eye disease; CSU: chronic spontaneous urticaria; AAAAI: American Academy of Allergy, Asthma & Immunology

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GPCR Drug Discovery Success Has Been Highly Concentrated to a Small Fraction of GPCRs



Class A
Rhodopsin
Adhesion
Class
Class B
Secretin
Class C
Glutamate
Class F
Frizzled/Taste
# of FDA
Approved Drugs
>30
20-30
10-19
5-9
1-4

Historically productive target class, yet substantial untapped opportunity to expand the number of druggable GPCRs

~1/3 of all FDA-approved drugs (~500 approved products) target GPCRs

>70% of GPCR drugs target 6 small subfamilies of GPCRs

~75% of potential GPCR targets remain undrugged

Our focus: Unlocking difficult-to-drug GPCRs with our Native Complex Platform™

© 2026 SEPTERNA

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Proprietary Native Complex Platform Today’s GPCR Drug Discovery Challenge • Several new small molecule drug discovery technologies have largely been inaccessible to GPCRs • Inability to isolate fully functional GPCR proteins significantly limits use of modern discovery tools Native Complex Platform : Industrialized Workflows to Unlock Difficult-to-Drug GPCRs Native High-Resolution Technologies to Screen Structure-Based Drug Complexes GPCR Structures Billions of Compounds Design & Optimization Ligand GPCR Lipid Bilayer G protein Retain GPCR natural structure, Novel binding pockets and new Discovery of new leads with <1 year from initiation of med function, and dynamics insights into GPCR modulation relevant modes of action chem to activity in animal models for each program to date © 2026 SEPTERNA 5

Advancing a Deep Portfolio of Oral Small Molecule GPCR-Targeted Programs

Wholly-Owned Programs		Development Status			
Program / Target Mode of Action	Therapeutic Area Indications / US Patient Population	Discovery	IND-enabling	Phase 1	Phase 2
SEP-479 (PTH1R) Agonist	**Endocrinology** Hypoparathyroidism: ~70k			Phase 1 initiation* anticipated in 1H 2026	Anticipate Phase 1 topline data in late 2026 / early 2027
SEP-631 (MRGPRX2) Negative Allosteric Modulator	**Immunology and Inflammation** CSU: ~1.5mm Other mast cell diseases				SAD/MAD presentation planned in March 2026
TSHR Program Negative Allosteric Modulator	**Endocrinology** Graves' disease: ~2mm Thyroid eye disease: ~1mm				
Research Areas: Neurology, Women's Health, Cardiovascular Disease and Respiratory Disease					

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR + Undisclosed	Obesity and Other Cardiometabolic Diseases	novo nordisk®
Undisclosed	Undisclosed	VERTEX

* Pending successful completion of regulatory submissions

© 2026 SEPTERNA

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SEP-479: Oral Small Molecule PTH1R Agonist Targeting PTH1R for Hypoparathyroidism © 2026 SEPTERNA

Hypoparathyroidism: Significant Unmet Need for an Oral PTH Replacement

Hypoparathyroidism: Low PTH leads to low blood calcium

- ~70K patients in US; ~140K patients in EU

Challenging patient symptoms

- Muscle cramps, tingling, brain fog
- Life-threatening complications: cardiac arrhythmias, seizures

Standard-of-care limitations

- Calcium supplements (high doses several times per day) and Vitamin D do not fully resolve symptoms and lead to complications including calcifications and renal impairment
- Approved injectable PTH therapy will require life-long daily injections

Our Strategy: Functionally replace PTH with oral small molecule PTH1R agonist to normalize serum calcium

PTH: Master Regulator of Blood Calcium


NORMAL PHYSIOLOGY
HYPOPARATHYROIDISM
Thyroid
Parathyroid glands
PTH
Parathyroid hormone (PTH) controls blood calcium levels
Active
PTH1R
in bone and kidney
Normocalcemia
Bone
Kidney
Intestine
Vit D
Release
Resorption
Absorption
Loss of Parathyroid Glands
PTH loss/decrease
Inactive
PTH1R
Hypocalcemia
Bone
Kidney
Intestine
Release
Resorption
Absorption
Tingling
Brain fog
Muscle cramps
Kidney failure
Seizures
Cardiac arrhythmia

© 2026 SEPTERNA
PTH: Parathyroid Hormone
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Native Complex Platform™ Identified Portfolio of PTH1R Agonists with Potential to Address Significant Unmet Need in Hypoparathyroidism

Native Complex Hit Identification

Multiple PTH1R agonists with distinct binding sites



PTH
PTH1R
G protein



Rapid Iterative Structure-Based Drug Discovery

<1 year from initiation of medicinal chemistry to activity in an animal model

Native Complex Structure-Based Design and Optimization

Multiple PTH1R agonist series optimized in parallel

Multiple Compounds with Candidate Potential

- Potent, selective, oral small molecules
- Normalized serum calcium in preclinical animal models
- Demonstrated comparable effects to PTH peptides in cell-based assays and animal models

SEP-479

- Next-generation oral small molecule PTH1R agonist candidate
- Structurally unrelated to first clinical candidate (SEP-786) which was discontinued in Phase 1 due to off-target hyperbilirubinemia
- Monkey PK/PD study demonstrated robust decreases in endogenous PTH and increases in serum calcium
- Excellent pharmaceutical properties; projected to achieve full-day calcium control with QD dosing

© 2026 SEPTERNA

PK: Pharmacokinetics PD: Pharmacodynamics

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SEP-479: A Potent, Selective PTH1R Agonist Normalized Serum Calcium and Phosphate in Hypoparathyroidism Animal Model Rat surgical model of SEP-479: 28-day Oral QD Dosing hypoparathyroidism Sustained Normalization of Sustained Normalization of 2+ Serum Ca Levels Serum Phosphate Levels Rat Surgery to remove parathyroid glands Decreased serum calcium (hypocalcemia) Oral small molecule PTH1R agonist Normalize serum calcium © 2026 SEPTERNA PO: oral dosing QD: once daily dosing BID: twice daily dosing 10

SEP-479: Preclinical Studies Demonstrated Favorable Oral Small Molecule Candidate Profile

SEP-479: 7-day Healthy Cynomolgus Monkey Pharmacodynamic Study



Serum PTH Levels
SEP-479 (QD)
0.5 mg/kg
1 mg/kg
2 mg/kg
3 mg/kg
Serum PTH (% change from baseline)
50
0
-50
-100
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day
Serum Ca^{2+} Levels
Serum Ca (mg/dL change from baseline)
6 5 4 3 2 1 0
2 mg/dL
1 mg/dL
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day

- Demonstrated robust dose-dependent decreases in endogenous PTH levels and increases in serum calcium
- Lessons from PTH peptide therapies: doses that lead to ~0.5-1 mg/dL calcium increases in healthy volunteers translated into relevant therapeutic pharmacology in hypoparathyroidism patients

SEP-479: Pharmacokinetics Studies (Mouse, Rat, Dog, Cyno)

- Demonstrated high oral bioavailability and projected human half-life ~43-87 hours with potential to support QD human dosing

© 2026 SEPTERNA
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SEP-479: On Track to Initiate Phase 1 in 1H 2026 Non-clinical safety studies have completed • 28-day GLP toxicology studies completed in rats, dogs, and cynomolgus monkeys • SEP-479 was generally well tolerated in all non-clinical safety studies • Dose-limiting effect in each species was on-target hypercalcemia, as expected for a PTH1R agonist • No hyperbilirubinemia or inhibition of UGT1A1 was observed in any of the non-clinical studies, even at supratherapeutic doses Drug product manufacturing for Phase 1 trial is on track Phase 1 healthy volunteer SAD / MAD trial planned for initiation in Australia in 1H 2026 • Goal: Evaluate the safety, tolerability, PK and PD of oral SEP-479 in healthy adult volunteers • PD activity to be assessed by decreases in endogenous PTH levels and increases in serum calcium • Anticipate topline data in late 2026 / early 2027 © 2026 SEPTERNA 12

SEP-631: Oral Small Molecule MRGPRX2 NAM Targeting MRGPRX2 for Mast Cell-Driven Diseases, Including CSU © 2026 SEPTERNA

MRGPRX2: Emerging Target for Mast Cell-Driven Diseases

MRGPRX2

- Highly and uniquely expressed on mast cells
- Distinct from IgE / allergen pathway
- Multiple endogenous agonists

Mast cells are potentially drivers of several chronic allergic and inflammatory diseases

- CSU, CIndU, prurigo nodularis, atopic dermatitis, allergic asthma, interstitial cystitis, migraine, and others

CSU: Significant unmet need

- ~1.5 million patients in US
- Chronic symptoms include itchy, painful hives and angioedema that can impact quality of life
- First-line treatment is high-dose anti-histamines with high unmet need for new second-line treatment options

Our Strategy: MRGPRX2 NAM
Inhibit mast cell activation by selectively blocking MRGPRX2

MRGPRX2: ALTERNATIVE PATHWAY FOR MAST CELL ACTIVATION



IgE and allergen
Multiple endogenous peptide and protein activators
Substance P
Cortistatin-14
Somatostatin
PAMPs
PACAP
Defensins
others
Anti-IgE
FcεRI
MRGPRX2
Mast cell
Mast cell degranulation
Anti-Histamine
Histamine
Chemokines
Leukotrienes
Cytokines
Prostaglandins
Chymase
Tryptase
Itch (pruritus)
Hives (urticaria)
Inflammation (type 2 and neurogenic)
Plasma extravasation into tissues (angioedema)
Pain

© 2026 SEPTERNA

CIndU: Chronic Inducible Urticaria; NAM: Negative Allosteric Modulator

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SEP-631: Clinical-Stage MRGPRX2 NAM with Potentially Differentiated Profile for Mast Cell-Driven Diseases

Preclinical Profile:

Key Criteria for Advancement	SEP-631	Complete
High Potency	High potency observed in multiple functional and binding assays	✓
Broad Inhibition	Insurmountable inhibition of multiple endogenous agonists; long receptor residence time demonstrated in biophysical assays	✓
QD Oral PK Profile	Excellent oral bioavailability in preclinical models; PK profile across species supports projected QD oral dosing in humans	✓
In vitro PD	Potently inhibited primary human skin mast cell degranulation	✓
In vivo PD	Potently inhibited skin extravasation in human MRGPRX2 knock-in mouse model	✓

Non-Clinical Safety:

IND-Enabling Safety Studies	28-day GLP toxicology studies in rats and dogs: generally well-tolerated	✓
Chronic Toxicology Studies	6-month rat and 9-month dog studies in progress; plan to complete prior to Phase 2	

© 2026 SEPTERNA
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SEP-631 Inhibited MRGPRX2 Activation in Translational Models

SEP-631 Potently Inhibited Skin Extravasation in MRGPRX2 Knock-in Mouse Model



Knock-in Mouse
mMRGPRB2 KO
hMRGPRX2 KI
Treat with oral MRGPRX2 NAM (SEP-631) or vehicle
Administer Evans Blue dye
Intradermal skin challenge with Cortistatin-14 (MRGPRX2 agonist)
Measure extravasation of dye into skin
Extravasation
(no MRGPRX2 inhibition)
No extravasation
(MRGPRX2 inhibition)
Complete Inhibition of Skin Extravasation with SEP-631
p<0.05
Skin Evans Blue extravasation (fold over vehicle)
8
6
4
2
0
vehicle
0
3
SEP-631 (mg/kg, PO)

SEP-631 Potently Inhibited Primary Human Skin Mast Cell Degranulation



Tryptase release (% of total)
40
30
20
10
0
-12
-10
-8
-6
SEP-631 [log M]

- Primary human skin mast cells from skin donors stimulated with Substance P
- SEP-631 potently inhibited tryptase release

© 2026 SEPTERNA

KO: gene knockout KI: gene knock-in

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SEP-631 Phase 1 Trial is on Track – Presentation of SAD / MAD Results Planned for AAAAI Annual Meeting in March 2026

Phase 1 Goal: Evaluate the safety, tolerability, PK and PD of oral SEP-631 in healthy adult volunteers

Study design:

- Randomized, placebo-controlled, single ascending dose (SAD) and multiple ascending dose (MAD) trial
- Oral tablets; QD dosing in MAD x 10 days

Intradermal skin challenge to assess early pharmacological activity in all MAD cohorts

- Icatibant induces wheal response
- Wheal response measured both prior to and following SEP-631 dosing

Skin Challenge (Pre-dose)


L
H
N
P

SEP-631 dosing → QD x 9 days

Skin Challenge Objective (Post-dose)


L
H
N
P

L = low-dose icatibant; H = high-dose icatibant; N = negative control (saline); P = positive control (histamine)

© 2026 SEPTERNA AAAAI: American Academy of Allergy, Asthma & Immunology septerna 17

TSHR NAM Program Oral Small Molecule Targeting TSHR for Graves’ Disease and TED © 2026 SEPTERNA

No Disease-Modifying Therapies for Graves' Disease and Thyroid Eye Disease (TED)

Graves' Disease & TED Pathophysiology:

- Autoantibodies activate TSHR in thyroid gland and in orbital fibroblasts behind the eyes

Graves' Disease

- >2M patients in US
- Standard-of-care: antithyroid drugs, radioactive iodine, thyroidectomy

TED

- Develops in ~50% of Graves' disease patients
- TEPEZZA® (anti-IGF-1R) decreases proptosis but requires multiple IV infusions; serious side effects (e.g., hearing loss)

Challenge: Each Patient Has Unique Autoantibodies

- High-affinity, frequently polyclonal, high titer

Our Strategy: TSHR NAM as oral disease-modifying treatment for all Graves' disease and TED patients



NORMAL PHYSIOLOGY
GRAVES' DISEASE
Normal TSHR
TSH
Normal thyroid function
Overactive TSHR
Graves' disease autoantibodies
Thyroid cells
Orbital fibroblasts
Thyroid hormone
Orbital fat
Graves' disease
Hyperthyroidism anxiety, tremor, fatigue
Thyroid eye disease
Eye bulging, swelling, double vision

© 2026 SEPTERNA
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Oral Small Molecule TSHR NAMs Reversed Symptoms in Novel Graves' Disease Model

Selective TSHR NAMs

- Blocked activation of TSHR by patient-derived autoantibodies
- Insurmountable NAM profiles in cell-based assays

Preclinical Leads Inhibited Diverse Patient Autoantibodies

- Fully inhibited several Graves' patient polyclonal serum samples in primary orbital fibroblasts

Reversed Graves' Animal Disease Model Effects

- Normalization of thyroid hormone T4
- Reduction in thyroid weight
- Reversal of proptosis


Mouse
TSHR Activating Antibody
6 weeks
↑ Thyroid Hormone Levels
↑ Thyroid Size
↑ Eye Proptosis (bulging)
TSHR Activating Ab +TSHR NAM
1 week
Reversal of Thyroid and Eye Manifestations


Plasma T4 Levels (pg/dL)
1500
1000
500
0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351


Thyroid Weight (g)
0.3
0.2
0.1
0.0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351


Isotype mAb control + Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351

Lead optimization is ongoing towards selection of a development candidate

© 2026 SEPTERNA

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Metabolic Programs Oral Small Molecule Programs Targeting GLP-1R, GIPR, GCGR and Other Targets for Obesity, Diabetes, and Other Cardiometabolic Diseases © 2026 SEPTERNA

Collaboration with Novo Nordisk for Oral Small Molecules for Metabolic Diseases Septerna and Novo commenced four initial R&D programs targeting five GPCRs • Includes GLP-1, GIP and glucagon receptors • Collaboration includes Septerna’s preclinical, selective, oral, small molecule GIP receptor agonists Potential multi-billion $ opportunity • $195M upfront payment received in July ‘25 • ~$500M in R&D, regulatory and commercial milestones for each program Collaboration Objective: discover, develop • Mid-to-high single-digit tiered royalties based on global and commercialize multiple novel mono-, dual-, product sales or triple-acting oral small molecule drug • Opt-in right for worldwide profit-share for one program candidates directed to obesity, type 2 diabetes and other cardiometabolic diseases Novo responsible for coverage of all collaboration R&D expenses © 2026 SEPTERNA 22

Building a World-Class GPCR-Focused Biotechnology Company © 2026 SEPTERNA

Proven Leaders in GPCR Drug Development and Company Building

Senior Leadership


Jeff Finer, MD PhD
CEO


Liz Bhatt, MS MBA
President & COO


Jae Kim, MD
CMO


Gil Labrucherie, CFA JD
CFO


Uwe Klein, PhD
SVP Biological Sciences


Dan Long, DPhil
SVP Drug Discovery


Samira Shaikhly
CPO


Mark Wilson, JD
CLO

Board of Directors

- Jeff Finer, MD, PhD, CEO
- Jeff Tong, PhD, Third Rock Ventures
- Alan Ezekowitz, MD, DPhil, Third Rock Ventures
- Abe Bassan, Samsara BioCapital
- Jake Simson, PhD, RA Capital
- Bernard Coulie, MD, PhD, MBA, Independent Director
- Shalini Sharp, MBA, Independent Director
- Keith Gottesdiener, MD, Independent Director

Academic Co-Founders

- Robert J. Lefkowitz, MD, Duke University Medical Center
- Arthur Christopoulos, PhD, Monash University
- Patrick Sexton, PhD, DSc, Monash University

Drug Discovery Advisory Board

- Ruth Wexler, PhD, formerly with BMS
- John Lowe, PhD, formerly with Pfizer
- Craig Lindsley, PhD, Vanderbilt, formerly with Merck
- Tom Baillie, PhD, DSc, formerly with Merck
- David Lacey, MD, formerly with Amgen

© 2026 SEPTERNA

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Septerna: Pioneering a New Era of GPCR Drug Discovery

- **Portfolio of oral small molecule GPCR-targeted programs**
- **Multi-product pipeline, each with a multi-billion $ market opportunity**
- **Native Complex Platform™ drives rapid compound identification and portfolio expansion**
- **Well-capitalized with cash runway expected to support operating plans at least into 2029**

Wholly-Owned Programs	Development Status			
Program / Target Mode of Action	Discovery	IND-enabling	Phase 1	Phase 2
SEP-479 (PTH1R) Agonist	→	→	Phase 1 initiation* anticipated in 1H 2026	Anticipate Phase 1 topline data in late 2026 / early 2027
SEP-631 (MRGPRX2) Negative Allosteric Modulator	→	→	→	SAD/MAD presentation planned in March 2026
TSHR Program Negative Allosteric Modulator	→			

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR + Undisclosed	Obesity and Other Cardiometabolic Diseases	novo nordisk®
Undisclosed	Undisclosed	VERTEX

© 2026 SEPTERNA

* Pending successful completion of regulatory submissions

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Pioneering a New Era of GPCR Drug Discovery © 2026 SEPTERNA

Appendix © 2026 SEPTERNA

Native Complex Platform™ is a Highly Efficient Platform for GPCR Structure-Based Drug Design

GPCR cryo-EM now achieving resolutions relevant for structure-based drug design

Native Complex cryo-EM enables rapid and iterative lead optimization

- Applies to a broad range of lead candidate modes of action (e.g., agonists, antagonists, allosteric modulators)
- >150 high-resolution cryo-EM structures determined to date, fueling our drug discovery programs

Native Complex Cryo-EM



New Small Molecule Ligand
~1-2 weeks
Rapid Iterative Cycle
New Ligand-Bound GPCR Structure
Structure-Based Design

Native Complex High-Resolution GPCR Structures



24
20
16
12
8
4
Structures
GPCR
A
B
C
D
E
F
G
Agonist
Positive Allosteric Modulator
Antagonist
Negative Allosteric Modulator
Apo (no ligand)

© 2026 SEPTERNA

cryo-EM = cryogenic electron microscopy
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SEP-786: First Clinical PTH1R Agonist Discontinued in Phase 1 in February 2025 Due to Unanticipated Events

SEP-786 Phase 1 SAD/MAD trial in healthy volunteers discontinued

- 2 unanticipated severe (Grade 3) events of elevated unconjugated bilirubin levels in MAD
- Both events were reversible and without liver injury (normal AST, ALT, GGT), cholestasis, or hemolysis
- Not predicted by preclinical studies including 28-day GLP toxicology studies in rats and dogs

Early signals of on-target pharmacology seen for SEP-786 prior to trial discontinuation

- Observed initial increases in serum calcium and decreases in endogenous PTH (as anticipated for healthy subjects)
- Observed human half-life of ~18 hours would have likely supported QD or BID oral dosing

Investigation into the mechanism of unconjugated hyperbilirubinemia



SEP-786
Bilirubin
OATP1B1 / OATP1B3
Bilirubin
UGT1A1
Bile Canaliculus
MRP2
Conjugated Bilirubin
Hepatocyte
Hepatocyte

Post Clinical Discontinuation Findings:

- SEP-786 is a potent UGT1A1 inhibitor* which is a known mechanism for increases in unconjugated bilirubin
- In a cynomolgus monkey study with SEP-786 (conducted after clinical discontinuation), elevated unconjugated bilirubin was observed

*Note: UGT1A1 is not routinely tested if glucuronidation is not the major drug metabolism pathway

© 2026 SEPTERNA

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SEP-479: Preclinical Studies Demonstrated a Favorable Pharmacokinetic Profile • SEP-479 demonstrated higher oral bioavailability across preclinical species and longer projected human half-life than SEP-786 • Human PK projections are anticipated to support QD oral dosing for SEP-479 SEP-479 SEP-786 Parameter Mouse Rat Dog Cyno Mouse Rat Dog Cyno 54 26-50 40-60 44 Oral Bioavailability (%F) 90 93 77 56 PO Half-life (hr) 7.2 14 39 17 4.6 4-8 5-7 8.2 Predicted Human Half-life Predicted Human Half-life 43-87 hr 9-27 hr Observed* Human Half-life 18 hr *Approximate SEP-786 half-life from Phase 1 clinical trial © 2026 SEPTERNA 30